SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                             ____________

                               FORM 8-K

                            CURRENT REPORT

                   Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) January 23, 1998



                          BROWN GROUP, INC.
       (Exact name of registrant as specified in its charter)



                               New York
    (State or other jurisdiction of incorporation or organization)


    1-2191                                  43-0197190
(Commission File Number)               (IRS Employer Identification Number)


8300 Maryland Avenue
St. Louis, Missouri                               63105
(Address of principal executive offices)          (Zip Code)



                           (314) 854-4000
         (Registrant's telephone number, including area code)



                           NOT APPLICABLE
        (Former name, former address and former fiscal year, if changed since last report)



                           Page 1 of 3 Pages

Item 5. Other Events

        On January 23, 1998, Brown Group, Inc. announced that the consent solicitation relating to its $100,000,000 9-1/2% Senior Notes due October 15, 2006 (the "Notes") expired at 5:00 p.m., New York City time. As of the expiration time, it had received consents from holders of at least a majority in aggregate principal amount of the Notes. Attached as an exhibit to this report is a copy of a press release issued on January 23, 1998, which press release is incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Information and Exhibits

        Exhibit No.      Description of Exhibit

        99.1             Press release dated January 23, 1998



                                              SIGNATURE

          Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               BROWN GROUP, INC.
                                (Registrant)



                            By   /s/ H. E. Rich
                            -----------------------------
                            Executive Vice President and
                            Chief Financial Officer


Date: January 26, 1998

                                                     EXHIBIT 99.1
                     FOR IMMEDIATE RELEASE
 BROWN GROUP, INC. ANNOUNCES EXPIRATION OF CONSENT SOLICITATION
          FOR 9-1/2 PERCENT SENIOR NOTES DUE 2006 AND
                RECEIPT OF MAJORITY OF CONSENTS

ST. LOUIS, MISSOURI, January 23, 1998 . . . Brown Group, Inc. (NYSE: BG) announced today that the consent solicitation relating to its 9-1/2 percent Senior Notes due October 15, 2006 (the "Notes") expired today at 5:00 p.m., New York City time, and that as of the expiration time it had received consents from holders of at least a majority in aggregate principal amount of the Notes.

The receipt of consents from holders of at least a majority in aggregate principal amount of the Notes was a condition to the successful completion of the consent solicitation. The fee to be paid for each consent properly delivered prior to the expiration of the consent solicitation is $5.00 in cash for each $1,000 principal amount of Notes.


Brown Group, Inc. is a $1.5 billion footwear company with worldwide operations. The Company operates the Famous Footwear, Naturalizer and F. X. LaSalle chains of footwear retail stores and markets leading brands including Naturalizer, Life Stride, NaturalSPORT, the Larry Stuart Collection, le coq sportif athletic footwear, Buster Brown, and licensed brands including Dr. Scholl's, Disney and Star Wars character footwear.

Brown Group, Inc. press releases are available by fax through PR Newswire's Company News On-Call fax service at 800-758-5804, extension 109435. Brown Group, Inc. information also is available on the Company's web site at
http://www.browngroup.com.               # # # # #